SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

Collegiate Funding Services, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-50846 (Commission File Number)	04-3649118 (I.R.S. Employer Identification Number)

10304 Spotsylvania Avenue
Suite 100
Fredericksburg, Virginia 22408
(Address of principal executive offices)

Registrant’s telephone number, including area of service (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 6, 2005, Collegiate Funding Services, Inc. issued a press release announcing that the “exceptional performer” designation, which is awarded by the Department of Education, has been withdrawn from CFS-SunTech Servicing, LLC, a wholly owned subsidiary. A copy of the press release is attached as Exhibit 99.1

Item 9.01. Exhibits

(c)                     Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated June 6, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES, INC. (Registrant)
Date: June 6, 2005	By:	/s/ J. Barry Morrow
		Name:	J. Barry Morrow
		Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press release dated June 6, 2005

4